Exhibit 99.2

	Fourth-Quarter 2016 Detailed Supplemental Information

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	7,716	8,293	7,262	6,293	29,564	5,121	5,348	6,415	6,809	23,693
Equity in earnings (losses) of affiliates	205	258	223	(31)	655	(149)	80	(60)	181	52
Gain on dispositions	52	52	18	469	591	23	128	51	158	360
Other income	29	57	4	35	125	20	19	110	106	255
Total Revenues and Other Income	8,002	8,660	7,507	6,766	30,935	5,015	5,575	6,516	7,254	24,360

Costs and Expenses
Purchased commodities	3,237	3,230	3,269	2,690	12,426	2,225	2,002	2,819	2,948	9,994
Production and operating expenses	1,802	1,798	1,834	1,582	7,016	1,354	1,445	1,526	1,342	5,667
Selling, general and administrative expenses	159	218	293	283	953	186	167	203	167	723
Exploration expenses	482	549	1,061	2,100	4,192	505	610	457	343	1,915
Depreciation, depletion and amortization	2,131	2,329	2,271	2,382	9,113	2,247	2,329	2,425	2,061	9,062
Impairments	16	78	24	2,127	2,245	136	62	123	(182)	139
Taxes other than income taxes	224	225	206	246	901	180	197	161	201	739
Accretion on discounted liabilities	121	122	122	118	483	109	112	108	96	425
Interest and debt expense	202	210	240	268	920	281	312	335	317	1,245
Foreign currency transaction (gains) losses	(16)	(8)	(72)	21	(75)	16	(17)	13	(31)	(19)
Total Costs and Expenses	8,358	8,751	9,248	11,817	38,174	7,239	7,219	8,170	7,262	29,890
Loss before income taxes	(356)	(91)	(1,741)	(5,051)	(7,239)	(2,224)	(1,644)	(1,654)	(8)	(5,530)
Income tax provision (benefit)	(642)	73	(685)	(1,614)	(2,868)	(768)	(586)	(628)	11	(1,971)
Net Income (Loss)	286	(164)	(1,056)	(3,437)	(4,371)	(1,456)	(1,058)	(1,026)	(19)	(3,559)
Less: net income attributable to noncontrolling interests	(14)	(15)	(15)	(13)	(57)	(13)	(13)	(14)	(16)	(56)
Net Income (Loss) Attributable to ConocoPhillips	272	(179)	(1,071)	(3,450)	(4,428)	(1,469)	(1,071)	(1,040)	(35)	(3,615)

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	0.22	(0.15)	(0.87)	(2.78)	(3.58)	(1.18)	(0.86)	(0.84)	(0.03)	(2.91)
Diluted	0.22	(0.15)	(0.87)	(2.78)	(3.58)	(1.18)	(0.86)	(0.84)	(0.03)	(2.91)

Average Common Shares Outstanding (in thousands)*
Basic	1,240,791	1,241,026	1,242,125	1,243,699	1,241,919	1,244,557	1,244,892	1,245,961	1,246,337	1,245,440
Diluted	1,245,531	1,241,026	1,242,125	1,243,699	1,241,919	1,244,557	1,244,892	1,245,961	1,246,337	1,245,440
*Ending Common Shares Outstanding is 1,237,269 as of Dec. 31, 2016, compared with 1,239,027 as of Sep. 30, 2016.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	225	305	53	(650)	(67)	(52)	98	36	179	261

Lower 48	(637)	(460)	(1,320)	(634)	(3,051)	(1,279)	(1,213)	(767)	(327)	(3,586)

Canada	(218)	(38)	(211)	(799)	(1,266)	(418)	(238)	(442)	(220)	(1,318)

Europe and North Africa	172	102	(30)	(689)	(445)	(146)	14	(9)	488	347

Asia Pacific and Middle East	572	521	310	(1,342)	61	89	157	19	305	570

Other International	(145)	(315)	(67)	(522)	(1,049)	(32)	(38)	(62)	77	(55)

Corporate and Other	(325)	(206)	(476)	(415)	(1,422)	(386)	(424)	(429)	(510)	(1,749)

Consolidated	(356)	(91)	(1,741)	(5,051)	(7,239)	(2,224)	(1,644)	(1,654)	(8)	(5,530)

EFFECTIVE INCOME TAX RATES

Alaska*	35.2%	36.3%	1.3%	40.3%	105.9%	96.4%	-50.1%	-64.0%	35.7%	-22.5%

Lower 48	36.5%	36.3%	35.4%	39.7%	36.7%	35.8%	36.5%	36.0%	46.4%	37.0%

Canada	27.6%	-343.5%	31.4%	28.0%	17.6%	29.8%	26.3%	28.9%	30.9%	29.1%

Europe and North Africa	-269.7%	64.4%	83.7%	62.6%	192.1%	65.3%	-41.6%	1930.7%	46.4%	-13.3%

Asia Pacific and Middle East	28.6%	34.0%	11.8%	-6.7%	758.7%	90.8%	46.1%	478.6%	20.0%	53.6%

Other International	36.5%	53.2%	37.9%	40.3%	43.5%	24.3%	24.3%	23.2%	-10.8%	71.3%

Corporate and Other	23.3%	36.1%	28.9%	78.2%	43.1%	29.1%	21.2%	24.7%	22.1%	24.1%

Consolidated	179.8%	-81.7%	39.3%	32.0%	39.6%	34.5%	35.6%	38.0%	-113.2%	35.6%
*Alaska including taxes other than income taxes.	47.0%	49.9%	56.4%	23.1%	98.6%	61.2%	15.5%	36.4%	55.2%	38.5%

1 of 8

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	145	195	53	(389)	4	(2)	147	59	115	319

Lower 48	(405)	(293)	(852)	(382)	(1,932)	(820)	(771)	(491)	(175)	(2,257)

Canada	(158)	(166)	(145)	(575)	(1,044)	(294)	(175)	(314)	(152)	(935)

Europe and North Africa	636	36	(5)	(258)	409	(51)	20	163	262	394

Asia Pacific and Middle East	395	328	258	(1,444)	(463)	(5)	72	(87)	229	209

Other International	(92)	(147)	(42)	(312)	(593)	(24)	(29)	(47)	84	(16)

Corporate and Other	(249)	(132)	(338)	(90)	(809)	(273)	(335)	(323)	(398)	(1,329)

Consolidated	272	(179)	(1,071)	(3,450)	(4,428)	(1,469)	(1,071)	(1,040)	(35)	(3,615)

SPECIAL ITEMS

Alaska	(1)	-	(10)	(467)	(478)	-	93	(6)	(1)	86

Lower 48	(16)	-	(389)	236	(169)	(172)	(148)	(88)	44	(364)

Canada	(18)	(106)	(27)	(197)	(348)	-	-	(30)	(51)	(81)

Europe and North Africa	551	(34)	(7)	(275)	235	(60)	-	160	180	280

Asia Pacific and Middle East	(1)	-	(44)	(1,503)	(1,548)	-	-	(174)	47	(127)

Other International	-	(79)	(1)	(239)	(319)	-	-	-	138	138

Corporate and Other	(21)	(41)	(127)	112	(77)	(58)	(31)	(76)	(74)	(239)

Consolidated	494	(260)	(605)	(2,333)	(2,704)	(290)	(86)	(214)	283	(307)
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	146	195	63	78	482	(2)	54	65	116	233

Lower 48	(389)	(293)	(463)	(618)	(1,763)	(648)	(623)	(403)	(219)	(1,893)

Canada	(140)	(60)	(118)	(378)	(696)	(294)	(175)	(284)	(101)	(854)

Europe and North Africa	85	70	2	17	174	9	20	3	82	114

Asia Pacific and Middle East	396	328	302	59	1,085	(5)	72	87	182	336

Other International	(92)	(68)	(41)	(73)	(274)	(24)	(29)	(47)	(54)	(154)

Corporate and Other	(228)	(91)	(211)	(202)	(732)	(215)	(304)	(247)	(324)	(1,090)

Consolidated	(222)	81	(466)	(1,117)	(1,724)	(1,179)	(985)	(826)	(318)	(3,308)

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	35.2%	36.3%	8.4%	-2.8%	28.7%	96.4%	-28.5%	-41.6%	35.9%	-7.7%

Lower 48	36.5%	36.4%	35.2%	38.8%	37.0%	36.0%	35.6%	36.1%	36.6%	36.0%

Canada	28.0%	22.9%	32.3%	27.7%	28.2%	29.8%	26.3%	27.9%	32.7%	28.8%

Europe and North Africa	55.6%	59.1%	124.4%	655.3%	50.4%	135.4%	-41.6%	136.9%	54.1%	28.3%

Asia Pacific and Middle East	28.6%	34.0%	24.3%	55.6%	31.8%	90.8%	46.1%	47.2%	35.5%	47.4%

Other International	36.5%	35.3%	37.5%	37.4%	36.6%	24.3%	24.3%	23.2%	23.3%	23.6%

Corporate and Other	21.9%	34.9%	27.9%	34.9%	29.3%	28.8%	20.0%	21.8%	19.6%	22.2%

Consolidated	17.8%	54.9%	41.3%	36.0%	34.2%	33.6%	31.0%	30.7%	0.4%	29.9%

2 of 8

	2015					2016
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Restructuring	(2)	-	(15)	(2)	(19)	-	-	(10)	(2)	(12)
Impairments	-	-	-	(643)	(643)	-	-	-	-	-
Pending claims and settlements	-	-	-	(82)	(82)	-	-	-	-	-
Gain (loss) on asset sales	-	-	-	-	-	-	56	-	-	56
Subtotal before income taxes	(2)	-	(15)	(727)	(744)	-	56	(10)	(2)	44
Income tax provision (benefit)*	(1)	-	(5)	(260)	(266)	-	(37)	(4)	(1)	(42)
Total	(1)	-	(10)	(467)	(478)	-	93	(6)	(1)	86

Lower 48
Restructuring	(25)	1	(57)	(13)	(94)	-	-	(35)	(4)	(39)
Impairments	-	-	(240)	(194)	(434)	(266)	(246)	-	(69)	(581)
Rig termination	-	-	(383)	-	(383)	-	-	(134)	-	(134)
Depreciation volume adjustment	-	-	75	-	75	-	-	-	-	-
Pending claims and settlements	-	-	-	-	-	-	-	33	-	33
Gain (loss) on asset sales	-	-	-	584	584	-	-	-	-	-
Minnesota iron ore reversionary interest	-	-	-	-	-	-	-	-	92	92
Subtotal before income taxes	(25)	1	(605)	377	(252)	(266)	(246)	(136)	19	(629)
Income tax provision (benefit)*	(9)	1	(216)	141	(83)	(94)	(98)	(48)	(25)	(265)
Total	(16)	-	(389)	236	(169)	(172)	(148)	(88)	44	(364)

Canada
Gain (loss) on asset sales	-	39	-	(149)	(110)	-	-	37	-	37
Impairments	-	-	-	(125)	(125)	-	-	(57)	(70)	(127)
Restructuring	(24)	1	(37)	(2)	(62)	-	-	(28)	-	(28)
Subtotal before income taxes	(24)	40	(37)	(276)	(297)	-	-	(48)	(70)	(118)
Income tax provision (benefit)**	(6)	146	(10)	(79)	51	-	-	(18)	(19)	(37)
Total	(18)	(106)	(27)	(197)	(348)	-	-	(30)	(51)	(81)

Europe and North Africa
Restructuring	(19)	(4)	(21)	(3)	(47)	-	-	(2)	(1)	(3)
Impairments	-	(66)	-	(645)	(711)	(119)	-	-	311	192
Gain (loss) on asset sales	-	-	-	(38)	(38)	-	-	-	-	-
Subtotal before income taxes	(19)	(70)	(21)	(686)	(796)	(119)	-	(2)	310	189
Income tax provision (benefit)**	(570)	(36)	(14)	(411)	(1,031)	(59)	-	(162)	130	(91)
Total	551	(34)	(7)	(275)	235	(60)	-	160	180	280

Asia Pacific and Middle East
Restructuring	(1)	-	(4)	-	(5)	-	-	-	-	-
APLNG tax functional currency change	-	-	-	-	-	-	-	(174)	-	(174)
Impairments	-	-	(105)	(1,504)	(1,609)	-	-	-	-	-
Subtotal before income taxes	(1)	-	(109)	(1,504)	(1,614)	-	-	(174)	-	(174)
Income tax provision (benefit)****	-	-	(65)	(1)	(66)	-	-	-	(47)	(47)
Total	(1)	-	(44)	(1,503)	(1,548)	-	-	(174)	47	(127)

Other International
Impairments	-	(209)	-	(463)	(672)	-	-	-	-	-
Restructuring	-	-	(2)	(1)	(3)	-	-	-	-	-
Gain (loss) on asset sales	-	-	-	58	58	-	-	-	146	146
Subtotal before income taxes	-	(209)	(2)	(406)	(617)	-	-	-	146	146
Income tax provision (benefit)***	-	(130)	(1)	(167)	(298)	-	-	-	8	8
Total	-	(79)	(1)	(239)	(319)	-	-	-	138	138

Corporate and Other
Restructuring	(33)	(15)	(105)	(56)	(209)	-	-	(70)	(6)	(76)
Pension settlement expense	-	(52)	(78)	(66)	(196)	(83)	(45)	(23)	(52)	(203)
Tax benefit on interest expense	-	-	-	30	30	-	-	-	-	-
Impairments	-	-	-	-	-	-	-	-	(50)	(50)
Pending claims and settlements	-	-	-	(12)	(12)	-	-	(20)	-	(20)
Subtotal before income taxes	(33)	(67)	(183)	(104)	(387)	(83)	(45)	(113)	(108)	(349)
Income tax provision (benefit)**	(12)	(26)	(56)	(216)	(310)	(25)	(14)	(37)	(34)	(110)
Total	(21)	(41)	(127)	112	(77)	(58)	(31)	(76)	(74)	(239)

Total Company	494	(260)	(605)	(2,333)	(2,704)	(290)	(86)	(214)	283	(307)

*Includes deferred tax adjustment in 2Q 2016.
**Includes international tax law change for 1Q 2015 and 3Q 2016 in Europe and North Africa and 2Q 2015 in Canada and Corporate.
***Includes tax impact from country exit in 2Q 2015.
****Includes Malaysia deferred tax recognition in 4Q 2016.

3 of 8

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	286	(164)	(1,056)	(3,437)	(4,371)	(1,456)	(1,058)	(1,026)	(19)	(3,559)
Depreciation, depletion and amortization	2,131	2,329	2,271	2,382	9,113	2,247	2,329	2,425	2,061	9,062
Impairments	16	78	24	2,127	2,245	136	62	123	(182)	139
Dry hole costs and leasehold impairments	311	402	525	1,827	3,065	360	463	187	174	1,184
Accretion on discounted liabilities	121	122	122	118	483	109	112	108	96	425
Deferred taxes	(637)	35	(682)	(1,488)	(2,772)	(827)	(630)	(695)	(69)	(2,221)
Distributions received greater than equity losses
(undistributed equity earnings)	80	(121)	(38)	180	101	252	(30)	192	(115)	299
Gain on dispositions	(52)	(52)	(18)	(469)	(591)	(23)	(128)	(51)	(158)	(360)
Other	(133)	(321)	195	580	321	(126)	109	(33)	(35)	(85)
Net working capital changes	(55)	(334)	591	(224)	(22)	(251)	30	50	(310)	(481)
Net Cash Provided by Operating Activities	2,068	1,974	1,934	1,596	7,572	421	1,259	1,280	1,443	4,403

Cash Flows from Investing Activities
Capital expenditures and investments	(3,332)	(2,407)	(2,174)	(2,137)	(10,050)	(1,821)	(1,133)	(916)	(999)	(4,869)
Working capital changes associated with investing activities	(198)	(480)	(164)	(126)	(968)	(134)	(229)	(38)	70	(331)
Proceeds from asset dispositions	173	121	29	1,629	1,952	135	228	56	867	1,286
Net sales (purchases) of short-term investments	-	-	-	-	-	(302)	(990)	1,063	178	(51)
Long-term collections from (advances to) related parties
and other investments	43	300	60	8	411	57	2	110	(63)	106
Net Cash Provided by (Used in) Investing Activities	(3,314)	(2,466)	(2,249)	(626)	(8,655)	(2,065)	(2,122)	275	53	(3,859)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(57)	2,493	(30)	(11)	2,395	4,530	(763)	(12)	(1,412)	2,343
Issuance of company common stock	(34)	(12)	(23)	(13)	(82)	(42)	(3)	(7)	(11)	(63)
Repurchase of company common stock	-	-	-	-	-	-	-	-	(126)	(126)
Dividends paid	(910)	(909)	(922)	(923)	(3,664)	(313)	(313)	(314)	(313)	(1,253)
Other	(18)	(17)	(15)	(28)	(78)	(38)	(41)	(14)	(44)	(137)
Net Cash Provided by (Used in) Financing Activities	(1,019)	1,555	(990)	(975)	(1,429)	4,137	(1,120)	(347)	(1,906)	764

Effect of Exchange Rate Changes	(133)	86	(95)	(40)	(182)	5	(20)	19	(70)	(66)

Net Change in Cash and Cash Equivalents	(2,398)	1,149	(1,400)	(45)	(2,694)	2,498	(2,003)	1,227	(480)	1,242
Cash and cash equivalents at beginning of period	5,062	2,664	3,813	2,413	5,062	2,368	4,866	2,863	4,090	2,368
Cash and Cash Equivalents at End of Period	2,664	3,813	2,413	2,368	2,368	4,866	2,863	4,090	3,610	3,610

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	402	379	304	267	1,352	320	183	199	181	883

Lower 48	1,372	882	756	755	3,765	580	237	175	270	1,262

Canada	455	272	160	368	1,255	254	214	85	145	698

Europe and North Africa	500	367	364	342	1,573	303	271	227	219	1,020

Asia Pacific and Middle East	488	432	551	341	1,812	306	179	215	138	838

Other International	83	43	12	35	173	41	37	3	23	104

Corporate and Other	32	32	27	29	120	17	12	12	23	64
Total capital expenditures and investments	3,332	2,407	2,174	2,137	10,050	1,821	1,133	916	999	4,869

4 of 8

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,610	1,595	1,554	1,599	1,589	1,578	1,546	1,557	1,596	1,569

Crude Oil (MBD)
Consolidated operations	603	589	558	598	587	605	577	571	582	584
Equity affiliates	19	19	19	16	18	12	15	15	14	14
Total	622	608	577	614	605	617	592	586	596	598
Over (under) lifting of crude oil (MBD)	17	17	32	(13)	13	37	(8)	45	(30)	11

NGL (MBD)
Consolidated operations	148	152	148	146	149	139	137	140	133	137
Equity affiliates	7	8	8	7	7	7	8	8	10	8
Total	155	160	156	153	156	146	145	148	143	145

Bitumen (MBD)
Consolidated operations	12	12	12	18	13	27	19	41	50	35
Equity affiliates	144	126	145	137	138	139	141	152	163	148
Total	156	138	157	155	151	166	160	193	213	183

Natural Gas (MMCFD)
Consolidated operations	3,498	3,514	3,316	3,362	3,422	3,096	2,991	2,829	2,916	2,958
Equity affiliates	561	622	668	700	638	799	902	948	947	899
Total	4,059	4,136	3,984	4,062	4,060	3,895	3,893	3,777	3,863	3,857

Industry Prices
Crude Oil ($/BBL)
WTI	48.56	57.84	46.37	42.10	48.72	33.27	45.48	44.88	49.18	43.20
WCS	33.86	46.25	33.10	27.61	35.21	19.03	32.18	31.38	34.85	29.36
Brent dated	53.97	61.92	50.26	43.67	52.46	33.89	45.57	45.85	49.46	43.69
JCC ($/BBL)	89.63	55.45	59.63	57.50	65.55	45.97	33.09	41.30	46.14	41.63
Natural Gas ($/MMBTU)
Henry Hub first of month	2.99	2.65	2.77	2.27	2.67	2.09	1.95	2.81	2.98	2.46

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	48.02	57.94	46.37	40.29	48.21	31.43	42.63	43.18	46.96	40.78
Equity affiliates	49.14	59.93	47.55	42.23	49.92	33.50	46.35	44.78	50.82	44.11
Total	48.05	58.00	46.41	40.35	48.26	31.47	42.72	43.21	47.05	40.86

NGL ($/BBL)
Consolidated operations	18.54	18.63	14.67	15.50	16.83	11.47	15.76	15.63	20.23	15.72
Equity affiliates	38.80	38.24	31.26	34.92	35.79	27.45	29.18	25.12	39.27	31.13
Total	19.60	19.62	15.54	16.42	17.79	12.30	16.55	16.18	21.82	16.68

Bitumen ($/BBL)
Consolidated operations	19.33	34.60	16.54	12.91	20.13	2.54	13.76	15.73	15.72	12.91
Equity affiliates	16.60	32.66	17.16	9.71	18.58	1.59	18.74	18.39	23.36	15.80
Total	16.82	32.84	17.12	10.07	18.72	1.74	18.11	17.82	21.64	15.27

Natural Gas ($/MCF)
Consolidated operations	4.28	3.80	3.78	3.32	3.80	2.85	2.54	3.11	3.53	3.00
Equity affiliates	7.48	4.42	4.37	3.57	4.83	3.56	2.32	2.90	3.17	2.97
Total	4.72	3.90	3.87	3.36	3.96	2.99	2.49	3.05	3.44	3.00

Exploration Expenses ($ Millions)
Dry holes	271	157	148	565	1,141	180	249	163	126	718
Leasehold impairment	40	245	377	1,262	1,924	180	214	24	48	466
Total noncash expenses	311	402	525	1,827	3,065	360	463	187	174	1,184
Other (G&A, G&G and lease rentals)*	171	147	536	273	1,127	145	147	270	169	731
Total exploration expenses	482	549	1,061	2,100	4,192	505	610	457	343	1,915
*3Q 2015 includes Gulf of Mexico deepwater drillship termination expense.

U.S. exploration expenses	220	153	772	1,119	2,264	443	559	199	76	1,277
International exploration expenses	262	396	289	981	1,928	62	51	258	267	638

DD&A ($ Millions)
Alaska	140	158	183	199	680	207	235	214	211	867
Lower 48	952	1,073	1,062	1,142	4,229	1,048	1,148	1,152	861	4,209
Canada	199	217	200	168	784	191	203	275	218	887
Europe and North Africa	417	481	485	458	1,841	378	320	373	342	1,413
Asia Pacific and Middle East	399	374	313	387	1,473	399	399	386	378	1,562
Other International	-	-	-	-	-	-	-	-	1	1
Corporate and Other	24	26	28	28	106	24	24	25	50	123
Total DD&A	2,131	2,329	2,271	2,382	9,113	2,247	2,329	2,425	2,061	9,062

5 of 8

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	163	154	144	169	158	170	163	148	170	163
Lower 48	198	209	213	203	206	202	206	195	176	195
Canada	14	13	12	9	12	8	8	7	6	7
Norway	88	91	90	93	90	95	78	98	99	93
United Kingdom	32	29	26	33	30	30	27	23	29	27
Libya	-	-	-	-	-	-	-	-	9	2
Europe and North Africa	120	120	116	126	120	125	105	121	137	122
Australia/Timor-Leste	9	10	9	8	9	7	8	10	7	8
China	53	46	41	40	45	45	42	40	37	41
Indonesia	9	8	5	10	8	10	8	9	5	8
Malaysia	37	29	18	33	29	38	37	41	44	40
Equity affiliates	15	15	15	13	14	12	15	15	14	14
AP/ME	123	108	88	104	105	112	110	115	107	111
Equity affiliates	4	4	4	3	4	-	-	-	-	-
Other International	4	4	4	3	4	-	-	-	-	-
Total	622	608	577	614	605	617	592	586	596	598

NGL (MBD)
Alaska	14	13	10	14	13	14	11	11	15	12
Lower 48	93	97	95	93	94	86	90	92	83	88
Canada	25	26	27	25	26	25	22	23	21	23
Norway	3	2	3	3	3	3	2	3	3	3
United Kingdom	4	4	4	4	4	4	4	3	4	4
Europe and North Africa	7	6	7	7	7	7	6	6	7	7
Australia/Timor-Leste	6	7	6	5	6	4	5	7	5	5
Indonesia	3	3	3	2	3	3	3	1	2	2
Equity affiliates	7	8	8	7	7	7	8	8	10	8
AP/ME	16	18	17	14	16	14	16	16	17	15
Total	155	160	156	153	156	146	145	148	143	145

Bitumen (MBD)
Consolidated operations	12	12	12	18	13	27	19	41	50	35
Equity affiliates	144	126	145	137	138	139	141	152	163	148
Total	156	138	157	155	151	166	160	193	213	183

Natural Gas (MMCFD)
Alaska	52	41	34	41	42	38	27	18	16	25
Lower 48	1,505	1,501	1,457	1,426	1,472	1,216	1,244	1,224	1,192	1,219
Canada	736	768	712	643	715	566	532	517	483	524
Norway	163	143	142	165	153	174	133	127	183	154
United Kingdom	331	339	273	348	322	332	324	230	333	305
Libya	-	1	-	1	1	1	1	1	2	1
Europe and North Africa	494	483	415	514	476	507	458	358	518	460
Australia/Timor-Leste	276	294	282	297	288	309	312	260	274	289
China	3	3	1	1	2	1	1	1	-	1
Indonesia	430	417	408	431	421	445	382	399	344	393
Malaysia	2	7	7	9	6	14	35	52	89	47
Equity affiliates	561	622	668	700	638	799	902	948	947	899
AP/ME	1,272	1,343	1,366	1,438	1,355	1,568	1,632	1,660	1,654	1,629
Total	4,059	4,136	3,984	4,062	4,060	3,895	3,893	3,777	3,863	3,857

Total (MBOED)
Alaska	186	174	160	190	178	191	179	162	187	179
Lower 48	542	556	551	534	545	491	503	491	458	486
Consolidated operations	174	180	170	159	170	154	138	157	158	152
Equity affiliates	144	126	145	137	138	139	141	152	163	148
Canada	318	306	315	296	308	293	279	309	321	300
Norway	118	117	117	123	119	127	102	122	133	121
United Kingdom	91	89	75	95	88	89	85	65	88	82
Libya	-	-	-	-	-	-	-	-	9	2
Europe and North Africa	209	206	192	218	207	216	187	187	230	205
Australia/Timor-Leste	61	66	62	63	63	63	65	60	58	61
China	54	46	41	40	45	45	42	40	37	41
Indonesia	84	80	76	84	81	87	75	77	64	76
Malaysia	37	30	19	35	30	40	43	50	59	48
Equity affiliates	115	127	134	136	128	152	173	181	182	173
AP/ME	351	349	332	358	347	387	398	408	400	399
Equity affiliates	4	4	4	3	4	-	-	-	-	-
Other International	4	4	4	3	4	-	-	-	-	-
Total	1,610	1,595	1,554	1,599	1,589	1,578	1,546	1,557	1,596	1,569

6 of 8

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	50.74	61.51	50.48	43.73	51.61	32.54	44.39	43.43	48.15	41.93
Lower 48	40.77	52.01	41.56	35.89	42.62	27.04	39.50	40.09	44.15	37.49
Canada	37.12	46.58	38.44	34.58	39.52	26.11	37.70	37.50	41.50	35.25
Norway	55.72	62.39	50.56	43.28	53.29	35.15	45.90	47.00	49.15	44.09
United Kingdom	52.24	62.15	46.85	45.86	51.19	36.19	45.06	44.91	48.17	42.14
Libya	-	-	-	60.79	60.79	-	-	-	-	-
Europe and North Africa	54.30	62.35	49.86	44.01	52.75	35.47	45.77	46.59	48.93	43.66
Australia/Timor-Leste	50.58	60.38	50.45	42.11	51.41	36.86	47.21	46.19	48.54	44.06
China	48.99	57.26	43.31	36.27	46.54	27.29	38.26	39.83	45.19	37.64
Indonesia	43.64	61.28	36.15	38.77	45.40	32.70	44.82	41.98	37.18	39.08
Malaysia	56.33	65.51	52.84	44.95	55.23	37.87	49.15	48.46	52.52	47.06
AP/ME	51.20	60.55	46.81	39.57	49.70	33.11	43.55	44.27	48.40	42.23
Total consolidated operations	48.02	57.94	46.37	40.29	48.21	31.43	42.63	43.18	46.96	40.78
Equity affiliates	49.14	59.93	47.55	42.23	49.92	33.50	46.35	44.78	50.82	44.11
Total	48.05	58.00	46.41	40.35	48.26	31.47	42.72	43.21	47.05	40.86

NGL ($/BBL)
Consolidated operations
Lower 48	15.55	15.29	12.55	12.67	14.01	9.45	14.59	14.57	18.83	14.34
Canada	18.28	19.23	14.50	16.14	17.02	11.69	13.70	14.99	19.52	14.82
Norway	30.43	28.66	21.25	25.05	26.56	17.32	19.20	19.08	22.52	19.57
United Kingdom	29.69	30.90	26.72	26.75	28.29	19.65	22.96	22.77	28.79	23.96
Europe and North Africa	29.90	29.54	24.74	26.08	27.56	18.78	22.16	21.38	26.95	22.62
Australia/Timor-Leste	41.63	40.95	32.53	36.19	38.38	28.94	29.81	26.16	35.85	29.69
Indonesia	39.31	38.95	31.89	37.09	36.62	25.46	29.43	24.36	30.04	27.36
AP/ME	40.90	40.35	32.26	36.50	37.78	27.62	29.67	25.84	34.30	29.00
Total consolidated operations	18.54	18.63	14.67	15.50	16.83	11.47	15.76	15.63	20.23	15.72
Equity affiliates	38.80	38.24	31.26	34.92	35.79	27.45	29.18	25.12	39.27	31.13
Total	19.60	19.62	15.54	16.42	17.79	12.30	16.55	16.18	21.82	16.68

Bitumen ($/BBL)
Consolidated operations	19.33	34.60	16.54	12.91	20.13	2.54	13.76	15.73	15.72	12.91
Equity affiliates	16.60	32.66	17.16	9.71	18.58	1.59	18.74	18.39	23.36	15.80
Total	16.82	32.84	17.12	10.07	18.72	1.74	18.11	17.82	21.64	15.27

Natural Gas ($/MCF)
Consolidated operations
Alaska	4.29	4.50	4.26	4.25	4.33	4.84	4.82	6.95	5.38	5.22
Lower 48	2.60	2.38	2.65	2.09	2.43	1.80	1.70	2.59	2.72	2.20
Canada	2.21	1.88	1.94	1.58	1.91	1.20	0.95	1.71	2.18	1.49
Norway	7.67	6.84	6.79	5.18	6.59	4.03	3.22	3.54	4.59	3.92
United Kingdom	8.65	7.40	7.28	6.37	7.41	5.55	4.74	4.50	5.50	5.12
Libya	-	-	-	-	-	-	-	-	-	-
Europe and North Africa	8.33	7.23	7.11	5.99	7.14	5.03	4.30	4.13	5.17	4.71
Australia/Timor-Leste*	1.05	0.85	0.63	0.70	0.81	0.59	0.56	0.47	0.56	0.54
China	2.49	2.51	2.50	2.45	2.50	2.38	2.38	2.34	2.30	2.36
Indonesia	6.50	7.55	6.26	5.40	6.42	4.47	5.18	5.61	5.77	5.22
Malaysia	1.21	1.49	1.71	1.11	1.39	1.54	2.38	2.33	2.74	2.48
AP/ME	7.23	6.48	5.97	5.30	6.23	4.24	3.96	4.42	4.62	4.31
Total consolidated operations	4.28	3.80	3.78	3.32	3.80	2.85	2.54	3.11	3.53	3.00
Equity affiliates	7.48	4.42	4.37	3.57	4.83	3.56	2.32	2.90	3.17	2.97
Total	4.72	3.90	3.87	3.36	3.96	2.99	2.49	3.05	3.44	3.00
*Excludes transfers to Darwin LNG plant.

7 of 8

		2015					2016
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)		(249)	(132)	(338)	(90)	(809)	(273)	(335)	(323)	(398)	(1,329)

Detail of Earnings (Loss) ($ Millions)
Net interest expense*		(155)	(161)	(176)	(26)	(518)	(222)	(234)	(258)	(266)	(980)
Corporate G&A expenses		(21)	(71)	(71)	(83)	(246)	(85)	(72)	(54)	(78)	(289)
Technology**		(16)	88	3	47	122	21	1	44	(16)	50
Other		(57)	12	(94)	(28)	(167)	13	(30)	(55)	(38)	(110)
Total		(249)	(132)	(338)	(90)	(809)	(273)	(335)	(323)	(398)	(1,329)
*4Q 2015 includes a $209 million tax benefit on interest expense, from prior year, as shown on page 3.
**Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense		(296)	(307)	(305)	(306)	(1,214)	(321)	(355)	(377)	(349)	(1,402)
Capitalized interest		94	97	65	38	294	40	43	42	32	157
Interest revenue		12	13	6	5	36	8	14	21	3	46
Total		(190)	(197)	(234)	(263)	(884)	(273)	(298)	(314)	(314)	(1,199)

Debt
Total debt ($ Millions)		22,511	24,925	24,891	24,880	24,880	29,455	28,677	28,689	27,275	27,275
Debt-to-capital ratio (%)		31%	34%	36%	38%	38%	43%	43%	44%	44%	44%

Equity ($ Millions)		49,008	48,969	44,555	40,082	40,082	39,407	37,831	36,456	35,226	35,226

REFERENCE

Commonly Used Abbreviations
Earnings		Net Income (Loss) Attributable to ConocoPhillips
DD&A		Depreciation, Depletion and Amortization
G&G		Geological and Geophysical
G&A		General and Administrative
IFRS		International Financial Reporting Standards
JCC		Japan Crude Cocktail
LNG		Liquefied Natural Gas
NGL		Natural Gas Liquids
WCS		Western Canada Select
WTI		West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL		Millions of Barrels
MBD		Thousands of Barrels per Day
MBOED		Thousands of Barrels of Oil Equivalent per Day
MCF		Thousands of Cubic Feet
MMBTU		Millions of British Thermal Units
MMCFD		Millions of Cubic Feet per Day

8 of 8